Summary of Significant Accounting Policies (Policies)	12 Months Ended
Mar. 31, 2020
Accounting Policies [Abstract]
Cash and Cash Equivalents
Cash and Cash Equivalents
Cash equivalents consist of highly liquid investments with a maturity of three months or less at the time of purchase. Fair value of cash equivalents approximates carrying value.

Trade and Other Receivables, net
Trade and Other Receivables, net
Trade and other receivables are recorded net of an allowance for doubtful accounts. Trade and other receivables include amounts billed and currently due from customers and amounts retained by the customer pending contract completion. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company records the allowance for doubtful accounts based on prior experience and for specific collectibility matters when they arise. The Company writes off balances against the reserve when collectibility is deemed remote. The Company’s trade and other receivables are exposed to credit risk; however, the risk is limited due to the diversity of the customer base.
Trade and other receivables, net composed of the following:

	March 31,
	2020	2019
Total trade receivables	$314,007	$336,888
Other receivables	49,773	40,348

Total trade and other receivables	363,780	377,236
Less: Allowance for doubtful accounts	(4,293)	(3,646)

Total trade and other receivables, net	$359,487	$373,590

Goodwill and Intangible Assets
Goodwill and Intangible Assets
The Company accounts for goodwill and intangible assets in accordance with Accounting Standards Codification (“ASC”) 350,
Intangibles—Goodwill and Other
. Under ASC 350, goodwill and intangible assets with indefinite lives are not amortized; rather, they are tested for impairment on at least an annual basis. Intangible assets with finite lives are amortized over their useful lives.
The Company assesses whether goodwill impairment exists using both the qualitative and quantitative assessments. The qualitative assessment involves determining whether events or circumstances exist that indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. If based on this qualitative assessment the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount or if the Company elects not to perform a qualitative assessment, a quantitative assessment is performed as required by ASC 350 to determine whether a goodwill impairment exists at the reporting unit.
The quantitative test is used to compare the carrying amount of the reporting unit’s assets to the fair value of the reporting unit. If the fair value exceeds the carrying value, no further evaluation is required, and no impairment loss is recognized. If the carrying amount exceeds the fair value, then an impairment loss occurs. The impairment is measured by using the amount by which the carrying value exceeds the fair value not to exceed the amount of recorded goodwill. The determination of the fair value of its reporting units is based, among other things, on estimates of future operating performance of the reporting unit being valued. The Company is required to complete an impairment test for goodwill and record any resulting impairment losses at least annually. Changes in market conditions, among other factors, may have an impact on these estimates and require interim impairment assessments.
When performing the quantitative impairment test, the Company’s methodology includes the use of an income approach which discounts future net cash flows to their present value at a rate that reflects the Company’s cost of capital, otherwise known as the discounted cash flow method (“DCF”). These estimated fair values are based on estimates of future cash flows of the businesses. Factors affecting these future cash flows include the continued market acceptance of the products and services offered by the businesses, the development of new products and services by the businesses and the underlying cost of development, the future cost structure of the businesses and future technological changes. The Company also incorporates market multiples for comparable companies in determining the fair value of its reporting units. Any such impairment would be recognized in full in the reporting period in which it has been identified. The fair value estimates resulting from the application of these methodologies are based on inputs classified within Level 3 of the fair value hierarchy, as described below.
During the fourth quarter of the fiscal year ended March 31, 2020, the Company performed its annual goodwill impairment assessment for each of its reporting units with no impairment identified.
Subsequent to its annual testing date and at March 31, 2020, the Company identified indicators of impairment due to the decline in the Company’s share price as well as potential negative impacts due to the uncertainty of the impact of the COVID-19 pandemic. As a result of these indicators, the Company performed an interim assessment of goodwill, which included using a combination of both market and income approaches to estimate the fair value of each reporting unit. The Company concluded that its Product Support reporting unit had a fair value that was lower than its carrying value by an amount that exceeded the remaining goodwill for the reporting unit. Therefore, the Company recorded a noncash impairment charge during the fiscal quarter ended March 31, 2020, of $66,121, which is presented on the consolidated statements of operations as “Impairment of goodwill” for the fiscal year ended March 31, 2020. The decline in fair value is the result of expected declines in revenues from MRO services and the uncertainty in the rate and timing of recovery and therefore the timing of associated earnings and cash flows. The assessment of the Company’s Integrated Systems reporting unit indicated that its fair value exceeded its carrying amount.
Finite-lived intangible assets are amortized over their useful lives ranging from 7 to 30 years. The Company continually evaluates whether events or circumstances have occurred that would indicate that the remaining estimated useful lives of long-lived assets, including intangible assets, may warrant revision or that the remaining balance may not be recoverable. Long-lived assets are evaluated for indicators of impairment. When factors indicate that long-lived assets, including intangible assets, should be evaluated for possible impairment, an estimate of the related undiscounted cash flows over the remaining life of the long-lived assets, including intangible assets, is used to measure recoverability based on the primary asset of the asset group. Some of the more important factors management considers include the Company’s financial performance relative to expected and historical performance, significant changes in the way the Company manages its operations, negative events that have occurred, and negative industry and economic trends. If the estimated undiscounted cash flows are less than the carrying amount, measurement of the impairment will be based on the difference between the carrying value and fair value of the asset group, generally determined based on the present value of expected future cash flows associated with the use of the asset.
Refer to below for the Company’s accounting policy regarding fair value measurements and the definition of fair value levels.

Revenue Recognition and Contract Balances
Revenue Recognition and Contract Balances
The Company adopted ASC 606 on April 1, 2018. The Company’s revenue is principally from contracts with customers to provide design, development, manufacturing, and support services associated with specific customer programs. The Company regularly enters into long-term master supply agreements that establish general terms and conditions and may define specific program requirements. Many agreements include clauses that provide sole supplier status to the Company for the duration of the program’s life. Purchase orders (or authorizations to proceed) are issued pursuant to the master supply agreements. Additionally, a majority of the Company’s agreements with customers include options for future purchases. Such options primarily reduce the administrative effort of issuing subsequent purchase orders and do not represent material rights granted to customers. The Company generally enters into agreements directly with its customers and is the principal in all current contracts.
The identification of a contract with a customer for purposes of accounting and financial reporting requires an evaluation of the terms and conditions of agreements to determine whether presently enforceable rights and obligations exist. Management considers a number of factors when making this evaluation that include, but are not limited to, the nature and substance of the business exchange, the specific contractual terms and conditions, the promised products and services, the termination provisions in the contract, as well as the nature and execution of the customer’s ordering process and how the Company is authorized to perform work. Generally, presently enforceable rights and obligations are not created until a purchase order is issued by a customer for a specified number of units of product or services. Therefore, the issuance of a purchase order is generally the point at which a contract is identified for accounting and financial reporting purposes.
Management identifies the promises to the customer. Promises are generally explicitly stated in each contract, but management also evaluates whether any promises are implied based on the terms of the agreement, past business practice, or other facts and circumstances. Each promise is evaluated to determine if it is a performance obligation. A performance obligation is a promise in a contract to transfer a distinct good or service. The Company considers a number of factors when determining whether a promise is a distinct performance obligation, including whether the customer can benefit from the good or service on its own or together with other resources that are readily available to the customer, whether the Company provides a significant service of integrating goods or services to deliver a combined output to the customer, or whether the goods or services are highly interdependent. The Company’s performance obligations consist of a wide range of engineering design services and manufactured components, as well as spare parts and repairs for original equipment manufacturers (“OEMs”).
The transaction price for a contract reflects the consideration the Company expects to receive for fully satisfying the performance obligations in the contract. Typically, the transaction price consists solely of fixed consideration but may include variable consideration for contractual provisions such as unpriced contract modifications, cost-sharing provisions, and other receipts or payments to customers. The Company identifies and estimates variable consideration, typically at the most likely amount the Company expects to receive from its customers. Variable consideration is only included in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized for the contract will not occur, or when the uncertainty associated with the variable consideration is resolved. The Company’s contracts with customers generally require payment under normal commercial terms after delivery with payment typically required within 30 to 120 days of delivery. However, a subset of the Company’s current contracts includes significant financing components because the timing of the transfer of the underlying products and services under contract are at the customers’ discretion. For these contracts, the Company adjusts the transaction price to reflect the effects of the time value of money.
The Company generally is not subject to collecting sales tax and has made an accounting policy election to exclude from the transaction price any sales and other similar taxes collected from customers. As a result, any such collections are accounted for on a net basis.
The total transaction price is allocated to each of the identified performance obligations using the relative stand-alone selling price. The objective of the allocation is to reflect the consideration that the Company expects to receive in exchange for the products or services associated with each performance obligation. Stand-alone selling price is the price at which the Company would sell a promised good or service separately to a customer. Stand-alone selling prices are established at contract inception, and subsequent changes in transaction price are allocated on the same basis as at contract inception. When stand-alone selling prices for the Company’s products and services are not observable, the Company uses either the “Expected Cost Plus a Margin” or “Adjusted Market Assessment” approaches to estimate stand-alone selling price. Expected costs are typically derived from the available periodic forecast information.
Revenue is recognized when or as control of promised products or services transfers to a customer and is recognized at the amount allocated to each performance obligation associated with the transferred products or services. Service sales, principally representing repair, maintenance, and engineering activities are recognized over the contractual period or as services are rendered. Sales under long-term contracts with performance obligations satisfied over time are recognized using either an input or output method. The Company recognizes revenue over time as it performs on these contracts because of the continuous transfer of control to the customer as represented by contractual terms that entitle the Company to the reimbursement of costs plus a reasonable profit for work performed to manufacture products for which the Company has no alternate use or for work performed on a customer-owned asset.
With control transferring over time, revenue is recognized based on the extent of progress toward completion of the performance obligation. The Company generally uses the cost-to-cost input method of progress for its contracts because it best depicts the transfer of control to the customer that occurs as work progresses. Under the cost-to-cost method, the extent of progress toward completion is measured based on the proportion of costs incurred to date to the total estimated costs at completion of the performance obligation. The Company reviews its cost estimates on contracts on a periodic basis, or when circumstances change and warrant a modification to a previous estimate. Cost estimates are largely based on negotiated or estimated purchase contract terms, historical performance trends and other economic projections. Significant factors that influence these estimates include inflationary trends, technical and schedule risk, internal and subcontractor performance trends, business volume assumptions, asset utilization, and anticipated labor agreements.
Revenue and cost estimates are regularly monitored and revised based on changes in circumstances. Impacts from changes in estimates of net sales and cost of sales are recognized on a cumulative catch-up basis, which recognizes in the current period the cumulative effect of the changes on current and prior periods based on a performance obligation’s percentage of completion. Forward loss reserves for anticipated losses on long-term contracts are recorded in full when such losses become evident, to the extent required, and are included in contract liabilities on the accompanying consolidated balance sheets. The Company believes that the accounting estimates and assumptions made by management are appropriate given the increased uncertainties surrounding the severity and duration of the impacts of the COVID-19 pandemic, however actual results could differ materially from those estimates.
For the fiscal year ended March 31, 2020, cumulative catch-up adjustments resulting from changes in contract values and estimated costs that arose during the fiscal year increased revenue, operating loss, net loss and loss per share by approximately $12,011, ($22,844), ($22,844), and ($0.45), respectively. The cumulative catch-up adjustments to operating income for the fiscal year ended March 31, 2020, included gross favorable adjustments of approximately $43,405 and gross unfavorable adjustments of approximately $66,249.
For the fiscal year ended March 31, 2019, cumulative catch-up adjustments resulting from changes in estimates increased net sales, decreased operating loss, net loss and earnings per share by approximately $7,944, ($68,694), ($68,694), and ($1.38), respectively. The cumulative catch-up adjustments to operating income for the fiscal year ended March 31, 2019, included gross favorable adjustments of approximately $46,074 and gross unfavorable adjustments of approximately $114,768. These cumulative catch-up adjustments do not include a noncash charge the Company recorded as a result of the adoption of ASU 2017-07 of $87,241 due to a change in estimate from a change in accounting principles, which is presented on the accompanying consolidated statements of operations within cost of sales.
For the fiscal year ended March 31, 2018, cumulative catch-up adjustments resulting from changes in estimates decreased operating loss, net loss and decreased loss per share by approximately $19,677, $13,479, and $0.27, respectively. The cumulative catch-up adjustments to operating income for the fiscal year ended March 31, 2018, included gross favorable adjustments of approximately $85,844 and gross unfavorable adjustments of approximately $66,167.
Revenues for performance obligations that are not recognized over time are recognized at the point in time when control transfers to the customer. For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of and obtain the benefits from the products and services. Generally, the shipping terms determine the point in time when control transfers to customers. Shipping and handling activities are not considered performance obligations and related costs are included in cost of sales as incurred.
Differences in the timing of revenue recognition and contractual billing and payment terms result in the recognition contract assets and liabilities. Refer to Note 4 for further discussion.
In connection with several of prior acquisitions, the Company assumed existing long-term contracts. Based on review of these contracts, the Company concluded that the terms of certain contracts to be either more or less favorable than could be realized in market transactions as of the date of the acquisition. As a result, the Company recognized acquired contract liabilities, net of acquired contract assets as of the acquisition date of each respective acquisition, based on the present value of the difference between the contractual cash flows of the executory contracts and the estimated cash flows had the contracts been executed at the acquisition date. The liabilities principally relate to long-term contracts that were initially executed several years prior to the respective acquisition. The Company measured these net liabilities in the year they were acquired under the measurement provisions of ASC 820,
Fair Value Measurement
, which is based on the price to transfer the obligation to a market participant at the measurement date, assuming that the net liabilities will remain outstanding in the marketplace. The portion of the Company’s revenue resulting from transactions other than contracts with customers pertains to the amortization of these acquired contract liabilities.
The balance of the liability as of March 31, 2020, is $92,962 and, based on the expected delivery schedule of the underlying contracts, the Company estimates annual amortization of the liability as follows: 2021 — $44,958; 2022 — $17,568; 2023 — $7,302; 2024 — $3,512; 2025 — $1,690; thereafter $17,932.

Leases
Leases
The Company leases office space, manufacturing facilities, land, vehicles, and equipment. The Company determines if an agreement is or contains a lease at the lease inception date and recognizes right-of-use assets and lease liabilities at the lease commencement date. A ROU asset and corresponding lease liability are not recorded for leases with an initial term of 12 months or less (“short-term leases”).
ROU assets represent the Company’s right to use an underlying asset during the lease term, and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. The determination of the length of lease terms is affected by options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. The existence of significant economic incentive is the primary consideration when assessing whether the Company is reasonably certain of exercising an option in a lease. Both finance and operating lease ROU assets and liabilities are recognized at commencement date and measured as the present value of lease payments to be made over the lease term. As the interest rate implicit in the lease is not readily available for most of the Company’s leases, the Company uses its estimated incremental borrowing rate in determining the present value of lease payments. The estimated incremental borrowing rate is derived from information available at the lease commencement date. The lease ROU asset recognized at commencement is adjusted for any lease payments related to initial direct costs, prepayments, and lease incentives.
For operating leases, lease expense is recognized on a straight-line basis over the lease term. For finance leases, lease expense comprises the amortization of the ROU assets recognized on a straight-line basis generally over the shorter of the lease term or the estimated useful life of the underlying asset and interest on the lease liability. Variable lease payments not dependent on a rate or index are recognized when the event, activity, or circumstance in the lease agreement upon which those payments are contingent is probable of occurring and are presented in the same line of the consolidated balance sheet as the rent expense arising from fixed payments. The Company has lease agreements with lease and non-lease components. Non-lease components are combined with the related lease components and accounted for as lease components for all classes of underlying assets.
Retirement Benefits
Retirement Benefits
Defined benefit pension plans are recognized in the consolidated financial statements on an actuarial basis. A significant element in determining the Company’s pension income (expense) is the expected long-term rate of return on plan assets. This expected return is an assumption as to the average rate of earnings expected on the funds invested or to be invested to provide for the benefits included in the projected pension benefit obligation. The Company applies this assumed long-term rate of return to a calculated value of plan assets, which recognizes changes in the fair value of plan assets in a systematic manner over five years. This produces the expected return on plan assets that is included in pension income (expense). The difference between this expected return and the actual return on plan assets is deferred. The net deferral of past asset gains (losses) affects the calculated value of plan assets and, ultimately, future pension income (expense).
The Company periodically experiences events or makes changes to its benefit plans that result in curtailment or special charges. Curtailments are recognized when events occur that significantly reduce the expected years of future service of present employees or eliminates the benefits for a significant number of employees for some or all of their future service.
Curtailment losses are recognized when it is probable the curtailment will occur and the effects are reasonably estimable. Curtailment gains are recognized when the related employees are terminated or a plan amendment is adopted, whichever is applicable.
From time to time, the Company may enter into transactions that relieve it of primary responsibility for all or more than a minor portion of certain of its pension benefit obligations. When these transactions are effected through an irrevocable action that relieves the Company of primary responsibility for its pension or other postretirement benefit obligations and eliminates significant risks related to the obligation and the related assets used to effect the transaction, they are considered settlements, as defined by ASC 715,
Compensation – Retirement Benefits.
When a transaction meets the definition of a settlement, at the time of settlement the Company recognizes as a gain or loss the pro rata amount of the net gain or loss in accumulated other comprehensive income based on the proportion of the projected benefit obligation settled to the total projected benefit obligation.
As required under ASC 715, the Company remeasures plan assets and obligations during an interim period whenever a significant event occurs that results in a material change in the net periodic pension cost. The determination of significance is based on judgment and consideration of events and circumstances impacting the pension costs.
At March 31 of each year, the Company determines the fair value of its pension plan assets as well as the discount rate to be used to calculate the present value of plan liabilities. The discount rate is an estimate of the interest rate at which the pension benefits could be effectively settled. In estimating the discount rate, the Company looks to rates of return on high-quality, fixed-income investments currently available and expected to be available during the period to maturity of the pension benefits. The Company uses a portfolio of fixed-income securities, which receive at least the second-highest rating given by a recognized ratings agency.

Fair Value Measurements
Fair Value Measurements
Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. When determining fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and also considers assumptions that market participants would use when pricing an asset or liability. The fair value hierarchy has three levels of inputs that may be used to measure fair value: Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities; Level 2—Unadjusted quoted prices in active markets for similar assets or liabilities, or unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability; and Level 3—Unobservable inputs for the asset or liability. The Company has applied fair value measurements when measuring goodwill impairment in fiscal year 2018 and fiscal year 2020 (see Note 7), and to its pension and postretirement plan assets (see Note 15).

Income Taxes
Income Taxes
The Company accounts for income taxes using the asset and liability method. The asset and liability method requires recognition of deferred tax assets and liabilities for expected future tax consequences of temporary differences that currently exist between tax bases and financial reporting bases of the Company’s assets and liabilities. A valuation allowance is provided on deferred taxes if it is determined that it is more likely than not that the asset will not be realized.
Management judgment is required to determine the amount of benefit to be recognized in relation to an uncertain tax position. The Company uses a two-step process to evaluate tax positions. The first step requires an entity to determine whether it is more likely than not (greater than 50% chance) that the tax position will be sustained. The second step requires an entity to recognize in the financial statements the benefit of a tax position that meets the more-likely-than-not recognition criterion. The amounts ultimately paid upon resolution of issues raised by taxing authorities may differ materially from the amounts accrued and may materially impact the financial statements of the Company in future periods. The Company recognizes penalties and interest accrued related to income tax liabilities in the provision for income taxes on its consolidated statements of operations.
Supplemental Cash Flow Information
Supplemental Cash Flow Information
For the fiscal year ended March 31, 2020, the Company paid $4,005 for income taxes, net of income tax refunds received. For the fiscal year ended March 31, 2019, the Company received $4,701 as income tax refunds, net of taxes paid. For the fiscal year ended March 31, 2018, the Company paid $11,190 for income taxes, net of income tax refunds received.